Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                             Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Dean Solov IDT Worldwide Marketing Phone: (408) 284-2608 E-mail: dean.solov@idt.com

IDT REPORTS Q3 FISCAL YEAR 2016 FINANCIAL RESULTS
Q3 FY16 Revenue of $177.6M; up 4.8% Q/Q and 17.5% Y/Y
Q3 FY16 GAAP Diluted EPS of $0.22
Non-GAAP Diluted EPS of $0.35

SAN JOSE, Calif., February 1, 2016 - Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI) today announced results for the fiscal third quarter ended January 3, 2016.

“We achieved a number of key milestones in the third quarter of fiscal 2016,” said Greg Waters, president and chief executive officer. “On December 7th, we closed the acquisition of ZMDI and the following week we executed a $374 million convertible note offering, with a concurrent accelerated share repurchase program. We delivered our 9th consecutive quarter of year-over-year revenue growth, driven by strong demand for our communications infrastructure products. With our continued focus on operational excellence, we achieved a non-GAAP operating margin of 29.4 percent, and record free cash flow of 30 percent of revenue on a trailing twelve-month basis.”

“The integration of recently acquired ZMDI is progressing well, and we are already leveraging the combined product portfolios into potent customer cross-selling opportunities. Additionally, as synergies are realized over the coming year, we expect the acquisition to provide meaningful revenue and EPS accretion, while supporting IDT’s target operating model,” concluded Mr. Waters.

Recent Business Highlights - Communications

•	IDT Announces Broadband Differential Input RF Amplifier, Simplifying RF DAC and Integrated Transceiver-Based Designs

•	IDT Improves RF Switch Performance with New SPDT Switch Featuring KZ Constant Impedance Technology

•	IDT and Richardson Electronics Team for Global Distribution of RF Products

Recent Business Highlights - Computing

•	IDT and CERN open lab Engineer Low-Latency RapidIO Platform to Speed and Improve Analytics at Large Hadron.

•	IDT Introduces Highly Integrated Power Management Solution for Enterprise SSD and Computing Applications
Recent Business Highlights - Consumer

•	Belkin Selects IDT Dual-Mode Wireless Power Transmitter to Bring Flexibility to New Generation Charging Pad

•	IDT Teams Up With Digi-Key Electronics for Contest to Create Wirelessly Powered Devices

•	IDT Introduces High-Sensitivity 2-Channel UVA and UVB Light Sensor Designed to Monitor Environmental Health Risks
The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. For financial statement purposes, the high speed data converter business is treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

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Revenue from continuing operations for the fiscal third quarter of 2016 was $177.6 million, which included $3.4 million attributable to the ZMDI acquisition. This compared with $169.5 million reported last quarter, and $151.2 million reported in the same period one year ago.

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GAAP net income from continuing operations for the fiscal third quarter of 2016 was $32.5 million, or $0.22 per diluted share, versus GAAP net income from continuing operations of $42.4 million or $0.28 per diluted share last quarter, and GAAP net income from continuing operations of $32.8 million or $0.21 per share in the same period one year ago. Fiscal third quarter GAAP results include $9.5 million in stock-based compensation, $6.1 million in severance and retention costs, $3.5 million in acquisition related charges, $2.7 million in amortization of acquisition-related intangibles, $2.2 million in non-cash interest expense and $4.5 million in related tax effects.

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Non-GAAP net income for the fiscal third quarter of 2016 was $52.2 million or $0.35 per diluted share, compared with non-GAAP net income of $53.9 million or $0.35 per diluted share last quarter, and non-GAAP net income of $38.7 million or $0.25 per diluted share reported in the same period one year ago.

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GAAP gross profit from continuing operations for the fiscal third quarter of 2016 was $107.9 million, or 60.8 percent, compared with GAAP gross profit of $106.5 million or 62.9 percent last quarter, and $91.4 million, or 60.4 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal third quarter of 2016 was $111.1 million, or 62.6 percent, compared with non-GAAP gross profit of $107.5 million, or 63.4 percent last quarter, and $93.0 million, or 61.5 percent, reported in the same period one year ago.

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GAAP R&D expense for the fiscal third quarter of 2016 was $38.4 million, compared with GAAP R&D expense of $35.3 million last quarter, and $32.8 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal third quarter of 2016 was $33.8 million, compared with non-GAAP R&D expense of $31.5 million last quarter, and $29.7 million in the same period one year ago.

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GAAP SG&A expense for the fiscal third quarter of 2016 was $38.9 million, compared with GAAP SG&A expense of $29.2 million last quarter, and $27.2 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal third quarter of 2016 was $25.1 million, compared with non-GAAP SG&A expense of $23.5 million last quarter, and $23.9 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on February 1, 2016. The webcast replay will be available after 5 p.m. Pacific time on February 1, 2016.

Investors may also listen to the live call at 1:30 p.m. Pacific time on February 1, 2016 by calling (888) 596-2560 (United States); or (913) 312-1511 (International). The access code is 7407712. The conference call replay will be available for one week following the event at (888) 203-1112 (United States); or (719) 457-0820 (International). The access code is 7407712.

IDT’s next regularly scheduled Quiet Period will begin March 21, 2016, during which time IDT representatives will not comment on IDT’s business outlook, financial results or expectations. The Quiet Period will extend until the day when IDT’s fourth quarter fiscal 2016 earnings release is published.

About IDT
Integrated Device Technology, Inc. develops system-level solutions that optimize its customers' applications. IDT's market-leading products in timing, serial switching and interfaces are among the company's broad array of complete mixed-signal solutions for the communications, computing, consumer, automotive and industrial segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, YouTube and Google+.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 29, 2015. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest income and other;
Provision for (benefit from) income taxes, continuing operations;
Operating income;
Net income from continuing operations;
Diluted net income per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments including accelerated depreciation of certain assets no longer in use and impairment charge related to a note receivable and subsequent recoveries.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•	Non-cash interest expense, consists of amortization of issuance cost and accretion of discount related to the convertible notes.

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Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

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Tax effects of non-GAAP adjustments. Effective first quarter of fiscal 2016, the Company changed its methodology for reporting non-GAAP taxes to be based on estimated cash tax expense and reserves. The Company forecasts its annual cash tax liability and allocates the tax to each quarter in proportion to earnings for that period. This approach is designed to enhance the ability of investors to understand the impact of the Company's tax expense on its current operations, provide improved modeling accuracy, and substantially reduce fluctuations caused by GAAP to non-GAAP adjustments, which may not reflect actual cash tax expense. Non-GAAP tax amounts for periods prior to March 30, 2015 have not been adjusted to reflect the new methodology.

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Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Jan. 3	Sept. 27,	Dec. 28	Jan. 3	Dec. 28
	2016	2015	2014	2016	2014
Revenues	$177,610	$169,498	$151,160	$508,015	$414,555
Cost of revenues	69,699	62,952	59,796	194,324	167,306
Gross profit	107,911	106,546	91,364	313,691	247,249
Operating expenses:
Research and development	38,429	35,301	32,825	107,484	95,617
Selling, general and administrative	38,851	29,227	27,165	96,221	79,419
Total operating expenses	77,280	64,528	59,990	203,705	175,036

Operating income	30,631	42,018	31,374	109,986	72,213

Gain from divestiture
Other income (expense), net	(2,008)	1,016	1,558	826	2,825
Income from continuing operations before income taxes	28,623	43,034	32,932	110,812	75,038
Provision for (benefit from) income taxes	(3,922)	611	91	(2,876)	840

Net income from continuing operations	32,545	42,423	32,841	113,688	74,198

Discontinued operations:
Gain from divestiture	—	—	—	—	16,840
Loss from discontinued operations	—	—	(14,538)	(547)	(36,438)
Provision for (benefit from) income taxes	—	—	(55)	15	(43)
Net loss from discontinued operations	—	—	(14,483)	(562)	(19,555)

Net income	$32,545	$42,423	$18,358	$113,126	$54,643

Basic net income per share - continuing operations	$0.23	$0.29	$0.22	$0.78	$0.50
Basic net income (loss) per share - discontinued operations	—	—	(0.1)	—	(0.13)
Basic net income per share	$0.23	$0.29	$0.12	$0.78	$0.37

Diluted net income per share - continuing operations	$0.22	$0.28	$0.21	$0.75	$0.48
Diluted net loss per share - discontinued operations	—	—	(0.09)	—	(0.12)
Diluted net income per share	$0.22	$0.28	$0.12	$0.75	$0.36

Weighted average shares:
Basic	140,411	147,724	148,552	145,382	148,844
Diluted	145,705	152,152	153,973	150,614	153,904

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	Jan. 3	Sept. 27,	Dec. 28	Jan. 3	Dec. 28
	2016	2015	2014	2016	2014

GAAP net income from continuing operations	$32,545	$42,423	$32,841	$113,688	$74,198
GAAP diluted net income per share - continuing operations	$0.22	$0.28	$0.21	$0.75	$0.48
Acquisition related:
Amortization of acquisition related intangibles	2,732	751	1,347	4,315	5,572
Acquisition related fees	2,113	233	(125)	2,346	(125)
Acquisition related foreign exchange loss	536	—	—	536	—
Amortization of fair market value adjustment to inventory	890	—	—	890	—
Restructuring related:
Severance and retention costs	6,091	1,894	129	8,906	974
Facility closure costs	—	154	209	154	276
Assets impairment and other	—	—	—	147	2,703
Other:
Stock-based compensation expense	9,462	8,581	5,878	25,909	16,769
Non-cash interest expense	2,164	—	—	2,164	—
Loan prepayment penalty	164	—	—	164	—
Gain from divestiture	(22)	(25)	(104)	(98)	(104)
Asset impairment and other	—	(261)	—	(586)	—
Compensation expense (benefit) - deferred compensation plan	366	(817)	525	(336)	777
Loss (gain) on deferred compensation plan securities	(363)	827	(500)	356	(735)
Non-GAAP tax adjustments	(4,506)	182	(1,521)	(4,242)	(3,206)
Non-GAAP net income from continuing operations	$52,172	$53,942	$38,679	$154,313	$97,099
GAAP weighted average shares - diluted	145,705	152,152	153,973	150,614	153,904
Non-GAAP adjustment	1,920	2,600	1,463	2,057	1,802
Non-GAAP weighted average shares - diluted	147,625	154,752	155,436	152,671	155,706
Non-GAAP diluted net income per share - continuing operations	$0.35	$0.35	$0.25	$1.01	$0.62

GAAP gross profit	$107,911	$106,546	$91,364	$313,691	$247,249
Acquisition related:
Amortization of acquisition related intangibles	1,521	617	959	2,755	3,909
Amortization of fair market value adjustment to inventory	890	—	—	890	—
Restructuring related:
Severance and retention costs	—	6	(96)	188	23
Assets impairment and other	—	—	—	147	2,269
Other:
Compensation expense (benefit) - deferred compensation plan	134	(299)	156	(123)	233
Stock-based compensation expense	666	645	592	1,993	1,347
Non-GAAP gross profit	$111,122	$107,515	$92,975	$319,541	$255,030

GAAP R&D expenses:	$38,429	$35,301	$32,825	$107,484	$95,617
Restructuring related:
Severance and retention costs	(66)	(681)	(91)	(1,094)	(467)
Facility closure costs	—	(154)	(209)	(154)	(209)
Assets impairment and other	—	261	—	261	(434)
Other:
Compensation benefit (expense) - deferred compensation plan	(143)	319	(255)	131	(381)
Stock-based compensation expense	(4,433)	(3,543)	(2,562)	(11,608)	(7,547)
Non-GAAP R&D expenses	$33,787	$31,503	$29,708	$95,020	$86,579

GAAP SG&A expenses:	$38,851	$29,227	$27,165	$96,221	$79,419
Acquisition related:
Amortization of acquisition related intangibles	(1,211)	(134)	(388)	(1,560)	(1,663)
Acquisition related fees	(2,113)	(233)	125	(2,346)	125
Restructuring related:
Severance and retention costs	(6,025)	(1,207)	(134)	(7,624)	(484)
Facility closure costs	—	—	—	—	(67)
Other:
Compensation benefit (expense) - deferred compensation plan	(89)	199	(114)	82	(163)
Stock-based compensation expense	(4,363)	(4,393)	(2,724)	(12,308)	(7,875)
Non-GAAP SG&A expenses	$25,050	$23,459	$23,930	$72,465	$69,292

GAAP interest income and other, net	$(2,008)	$1,016	$1,558	$826	$2,825
Non-cash interest expense	2,164	—	—	2,164	—
Loan prepayment penalty	164	—	—	164	—
Acquisition related foreign exchange loss	536	—	—	536	—
Gain from divestiture	(22)	(25)	(104)	(98)	(104)
Loss (gain) on deferred compensation plan securities	(363)	827	(500)	356	(735)
Assets impairment and other	—	—	—	(325)	—
Non-GAAP interest income and other, net	$471	$1,818	$954	$3,623	$1,986

GAAP provision for income taxes - continuing operations	$(3,922)	$611	$91	$(2,876)	$840
Non-GAAP tax adjustments	4,506	(182)	1,521	4,241	3,206
Non-GAAP provision for income taxes - continuing operations	$584	$429	$1,612	$1,365	$4,046

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Jan. 3	Mar. 29,
(In thousands)	2016	2015

ASSETS
Current assets:
Cash and cash equivalents	$152,992	$116,945
Short-term investments	199,328	438,115
Accounts receivable, net	65,916	63,618
Inventories	54,785	45,410
Prepaid and other current assets	12,568	16,041
Total current assets	485,589	680,129

Property, plant and equipment, net	73,769	65,508
Goodwill	305,733	135,644
Acquisition-related intangibles	137,489	5,535
Other assets	29,081	26,843
TOTAL ASSETS	$1,031,661	$913,659

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$30,654	$28,006
Accrued compensation and related expenses	53,154	43,649
Deferred income on shipments to distributors	8,523	15,694
Deferred taxes liabilities	—	1,401
Other accrued liabilities	16,365	17,582
Total current liabilities	108,696	106,332

Deferred tax liabilities	21,106	1,121
Long term income taxes payable	959	347
Convertible notes	269,031	—
Other long term obligations	22,093	17,605
Total liabilities	421,885	125,405

Stockholders' equity	609,776	788,254

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,031,661	$913,659